UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 6, 2013

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue, Oxnard, CA 93030

Registrant's Telephone Number, Including Area Code:	(805) 987-9000

Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

     On June 6, 2013, Richard Gold, a director since 2000, notified the Company that he will retire from the Board at the conclusion of his current term of office that ends at the Annual Meeting on July 25, 2013.

Item 8.01. Other Events.

     On June 6, 2013, the Company's Board of Directors, in accordance with Section 3.02 of the Company's Bylaws, adopted a resolution to decrease the size of the Board from seven to six directors, effective upon Richard Gold’s retirement from the Board on July 25, 2013.

Item 9.01. Financial Statements and Exhibits.

Exhibits. The following exhibits are filed or furnished, as the case may be, with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated June 12, 2013 announcing board of director changes

     The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

June 12, 2013	By:	/s/ Richard Vitelle
Date		Richard Vitelle,
Executive Vice President and CFO
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 12, 2013 announcing board of director changes